UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 2, 2020

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2020, Twitter, Inc. (the “Company”) announced that Patrick Pichette has been appointed as Chair of the Company’s board of directors (the “Board”). Mr. Pichette, who has served as the Company’s lead independent director since December 31, 2018, will serve as an independent Board Chair. In connection with the appointment, Omid Kordestani has stepped down as Executive Chairman of the Company on June 1, 2020 and will remain on the Board as a non-employee director.

Mr. Pichette said in a statement, “Given the strength and depth of Twitter’s management team and Board, we believe that now is the right time to evolve our governance structure in-line with best practices. Omid has been a valued member of our executive management and brought important leadership and stability to the team over the past five years. We are pleased to demonstrate our commitment to good governance and be in the position to make this important change. We look forward to continuing to benefit from Omid’s expertise on the Board.”

Mr. Kordestani said in a statement, “It has been my great pleasure to work alongside Twitter’s management team and help advance its mission over the past five years. I have seen firsthand the significant changes Twitter has undertaken to strengthen and stabilize its leadership structure to achieve long-term sustainable growth and feel confident that I can now step back from my active role as executive chair. Patrick has been an important, independent voice in the boardroom and is the right person to assume this new role as independent chair. I look forward to continuing my work as a member of the Board.”

Mr. Kordestani will receive compensation in accordance with the programs applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Ned Segal
Ned Segal Chief Financial Officer

Date: June 2, 2020